UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026
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FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Bridge Note

As previously announced, on March 18, 2026, Fathom Holdings Inc. (the “Company”) entered into a subordinated secured promissory note with Bed Bath & Beyond, Inc. (“BBBY”) in the original principal amount of $2,000,000 (the “Original Bridge Note”). In connection with the Original Bridge Note, the Company, the Material Subsidiaries (as defined in the Original Bridge Note), and BBBY entered into (i) a security agreement (the “Security Agreement”) and (ii) a subsidiary guarantee (the “Subsidiary Guarantee”).

On May 29, 2026, the parties to the Original Bridge Note agreed to amend and restate the Original Bridge Note (the “Amended and Restated Bridge Note”) to, among other things, increase the original principal amount by $1,000,000 (the “Additional Principal Amount”), for an aggregate original principal amount of $3,036,350, including $36,350 of accrued interest on the original principal amount as of May 29, 2026. The Amended and Restated Bridge Note also amended the Security Agreement and the Subsidiary Guarantee to include all obligations under the Amended and Restated Bridge Note, including the Additional Principal Amount, all accrued and future interest, and all other amounts owing under the Amended and Restated Bridge Note.

Limited Waiver and Omnibus Amendment to Senior Secured Convertible Promissory Note

As previously announced, on September 25, 2024, the Company issued those certain Senior Secured Convertible Promissory Notes (the “Notes”) pursuant to that certain Securities Purchase Agreement, dated as of September 25, 2024 (the “SPA”) by and among the Company and two accredited investors (each a “Holder” and together, the “Holders”).

The Company failed to timely file with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 (the “Q1 Form 10-Q”), as required under Section 13(a) of the Exchange Act, which failure constituted an Event of Default under Section 6(a)(viii) of the Notes (the “Existing Filing Default”). The Company’s failure also constituted a breach under the SPA, which requires the Company to satisfy the current public information requirement under Rule 144(c) under the Securities Act (the “Existing SPA Default”), as well as a cross-default under Section 6(a)(iii) of the Notes (collectively with the Existing Filing Default and the Existing SPA Default, the “Existing Defaults”).

On May 29, 2026, the Company and the Holders entered into a Limited Waiver and Omnibus Amendment to the Senior Secured Convertible Promissory Notes (the “Waiver”).

Pursuant to the Waiver, the Holders agreed to waive the Existing Defaults solely during the period commencing on the date of the Waiver through and including October 1, 2026 (the “Waiver Period”), subject to the terms and conditions set forth therein. The Waiver does not constitute a waiver of the Company’s obligation to pay Rule 144 Failure Payments as and when due in accordance with the SPA.

In consideration for the Holders’ agreement to waive the Existing Defaults, the Waiver provides for the following material terms:

•Interest Rate Increase. The Notes were amended to increase the minimum interest rate floor from 8% per annum to 10% per annum. The interest rate under the Notes continues to fluctuate monthly and is equal to the monthly average Secured Overnight Financing Rate (SOFR) plus 6% per annum, subject to such increased minimum floor.
•Default Rate. During the continuance of the Existing Filing Default (from the date the Q1 Form 10-Q was required to be filed through the date on which the Q1 Form 10-Q is actually filed with the Commission), interest on the outstanding principal amount of each Note shall accrue at a rate equal to 18% per annum (the “Default Rate”) in lieu of the interest rate otherwise applicable under the Notes. Upon cure of the Existing Filing Default, the interest rate on each Note shall revert to the rate otherwise applicable under the Notes.
•Automatic Termination Upon Failure to Cure. If the Company has not filed with the Commission its Q1 Form 10-Q on or prior to the expiration of the Waiver Period, the waiver granted in the Waiver shall automatically terminate, the Existing Defaults shall be deemed to have continued without interruption, and the Holders shall be entitled to exercise all rights and remedies available under the Notes and the SPA, including declaring an Event of Default and accelerating repayment of the Notes.
•Failed Change of Control Termination. Notwithstanding the foregoing, if at any time during the Waiver Period a Change of Control Transaction (as defined in the Notes) is publicly announced and thereafter terminated, abandoned or otherwise fails to be consummated for any reason (a “Failed COC Event”), the Waiver shall automatically terminate on the date of such Failed COC Event. Upon such termination, if the Existing Filing Default has not been cured, the Holders shall have the option to declare an Event of Default and accelerate repayment of the Notes.

The Company also agreed to reimburse the Holders for all reasonable, documented out-of-pocket legal fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Waiver, not to exceed $5,000 in the aggregate.

Scott Flanders, the chairman of the Company’s Board of Directors, was a party to the Waiver. As required by the Company’s internal policies, this related-party transaction was approved by a majority of the independent, disinterested members of the Company’s Board of Directors.

The foregoing descriptions of the Amended and Restated Bridge Note and the Waiver do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Bridge Note and the Form of Limited Waiver and Omnibus Amendment to Senior Secured Convertible Promissory Notes, copies of which are filed as Exhibit 4.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
4.1*	Amended and Restated Subordinated Secured Promissory Note, dated May 29, 2026, by and between the Company and Bed Bath & Beyond, Inc.
10.1	Form of Limited Waiver and Omnibus Amendment to Senior Secured Convertible Promissory Notes.
*Certain confidential portions to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the unredacted exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: June 3, 2026	/s/ Marco Fregenal
Marco Fregenal
President and Chief Executive Officer